                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Amendment No. 1 to Registration Statement No. 333-34603 of TransCoastal Marine Services, Inc. on Form S-1 of our report dated March 27, 1997 (May 7, 1997 as to Note 6), appearing in the Prospectus, which is part of this Registration Statement. We also consent to the reference to us under the heading "Experts" in such Prospectus.


DELOITTE & TOUCHE LLP

New Orleans, Louisiana

October 6, 1997